                                                                   Exhibit 10.15


                      CAROLINA CENTRAL INDUSTRIAL CENTER
                                     LEASE

        THIS AGREEMENT OF LEASE is made as of this 5th day of February, 1998,
                                                   ---        --------  ----
by and between INDUSTRIAL DEVELOPMENT ASSOCIATES, a Maryland limited partnership, having a place of business c/o Heritage Properties, Inc. at 515 Fairmount Avenue, Towson, Maryland 21204 ("Landlord"), as landlord, and STONERIDGE, ALPHABET DIVISION, an Ohio Corporation;
------------------------------    ----

                                   ARTICLE I
                                   ---------

                           Premises and Construction
                           -------------------------

1.1 Premises. The Landlord hereby leases to Tenant, and Tenant hereby leases
    --------
from Landlord, land and improvements constituting a portion of Lot No. 4 as shown on the Consolidated Map of the Property of Industrial Development Associates known as the Carolina Industrial Center, Phase 1, by Alley, Williams, Carmen & King, Inc., Engineers, dated February 11, 1991, and recorded in Plat Book 43, at page 51, Alamance County N.C. Registry, and also shown on drawing recorded in Plat Book 31, at page 30, Alamance County Registry, the same being shown on as 36,427 square feet of space in the building constructed on said lot,
            ------
known as Building No. 4 (the "Building") as shown on plans by Alley, Williams,
                      -
Carmen & King dated 2-19-90, Exhibit "A," duplicate copies of which showing the boundaries of the demised portion of the building, have been highlighted and initialled on behalf of each of the parties, with each party retaining one highlighted and initialled copy each of even date herewith, this building being known as 1403 S. Third Street Extension, in the City of Mebane, Alamance
         ------------------------------
County, North Carolina. The Landlord may, now or hereafter in its discretion, cause the portion of the building leased hereunder and that not so leased to be assigned separate street numbers. Except for Section 7.2 hereof, the phrase "Tenant's pro rata" share and the like references shall mean 59.71%, which has
                                                             ------
been determined by dividing the total rentable square feet in the Building into the rentable square feet in the Building leased to Tenant. The rentable square feet has been determined as the area within dimensions measured from the center of any interior demising wall to the outside of any exterior wall constituting a wall of the demised portion of the building.

     1.2 Work to be Performed by Landlord at Landlord's Expense.
         ------------------------------------------------------
Landlord, at its cost and expense, shall perform and complete such work on the interior of Leased Premises as set forth in the plans and specifications ("Landlord's Plans") attached as Exhibit "B" to this Lease. During the period Landlord is performing work on the Leased Premises pursuant to this section, Tenant shall have the right to enter upon the Leased Premises to install its fixtures, equipment, and other property so long as Tenant does not unreasonably interfere with Landlord in the performance of Landlord's work.

         Landlord shall notify Tenant in writing as soon as the Leased Premises are substantially completed in accordance with Plans and ready for Tenant to take occupancy. Taking of possession by Tenant shall be subject to punch list items for the Leased Premises specified by the parties at the time Tenant takes possession and faulty materials or workmanship warranted by the Landlord. Landlord hereby warrants the materials and workmanship for the work performed by Landlord for a period of one year commencing on the date Tenant takes possession of the Leased Premises or, in the case of any dividing wall(s) erected by the Landlord, commencing on the date the Landlord completes such dividing wall(s), provided that Tenant gives Landlord written notice of any defect promptly as it is discovered and within such one-year period.

     1.3 Work to be Performed by Tenant at its Expense with Landlord's Approval.
         ----------------------------------------------------------------------
Tenant, at its own cost and expense, shall perform and complete such work on the interior of Leased Premises as set forth on the plans and specifications ("Tenant's Plans") attached as Exhibit "C" to this Lease, which Plans and Specifications are hereby approved by the Landlord.

                                  ARTICLE II
                                  ----------

                                  Lease Term
                                  ----------

     2.1 Term. The term of this Lease shall begin on March 1, 1998, and shall
         ----                                        -------------
end on March 31, 2001, unless sooner terminated as herein provided, this
       --------------
period being called the "Term."

                                  ARTICLE III
                                  -----------

                                     Rent
                                     ----

     3.1 Annual Rent.  Beginning on the later of March 1, 1998 or the date
         -----------
Landlord completes the work described in Section 1.2 above, Tenant shall pay to Landlord annual rent in accordance with the following schedule, without demand or set-off, in legal tender, and in advance on the first day of each and every month in each year during the Term. The annual rent shall be:

     Period             Area (SF)    Rent/SF     Annual Rent     Monthly Rent
--------------------    ---------    -------     -----------     ------------
3/1/98 - 4/1/98          36,427        Free         Free             Free

4/1/98 - 3/31/99         36,427       $2.85      $103,816.95       $8,651.41

4/1/99 - 3/31/2000       36,427       $2.96      $107,969.63       $8,997.47

4/1/2000 - 3/31/2001     36,427       $3.08      $112,288.41       $9,357.37

Tenant shall make all rent payments to Landlord, Industrial Development Associates, c/o Heritage Properties, Inc., 515 Fairmount Avenue, Suite 900, Towson, Maryland 21286, or at such other address designated by Landlord in a written notice to Tenant.

     3.2 Impositions. The annual real estate or other taxes and special
         -----------
assessments imposed on or with respect to the land and improvements on the assessed unit of which Leased Premises are a part, including, without limitation, front foot or benefit assessments for sewerage, water or paving and any rent or occupancy tax which may be imposed (collectively the "Impositions") for any tax year during the term of this lease shall be paid by the Tenant within thirty (30) days following receipt of a bill therefor from the Landlord after such tax or assessment is due as part of additional rent for the Leased Premises. Tenant shall not be obligated to pay any installment of any special assessment levied or assessed during the Term but not due until after termination of this Lease. Impositions shall be based on a square foot proportional basis as to any assessed unit of which the Leased Premises are a part.

     Unless otherwise required by Landlord, Tenant shall pay its share of Impositions directly to the Landlord. Upon the request of Tenant, the Landlord shall deliver copies of Imposition bills and notices to Tenant following their receipt by Landlord.

     3.3 Utilities. Beginning on January 1, 1998, Tenant shall pay when due, as
         ---------               ---------------
part of additional rent, all charges for gas, electricity, water, sewer, telephone, and all other utilities used or consumed at the I-eased Premises, Landlord shall provide that gas, electricity, and water be separately metered for the Leased Premises. Tenant shall pay all such bills directly to the billing entity, and, upon request of Landlord, shall forward to Landlord a receipt or other appropriate evidence that all such bills are paid.

     3.4 Expenses. Unless expressly or otherwise provided in this Lease, Tenant
         --------
shall pay all costs, expeases and obligations of every kind relating to the Leased Premises which may arise during the term except (a) municipal, state. or federal incorne taxes or estate, succession, inheritance or gift taxes or corporation franchise taxes assessed against Landlord: (b) costs, expenses, and obligations incurred by Landlord in connection with the sale or mortgaging of the Leased Promises; and (c) costs of maintenance and repairs for which Landlord is responsible under the terms of the Lease.

     3.5 Security Deposit.      N/A
     ---------------------

     3.6 Rights of First Offer.  N/A
     --------------------------

                                  ARTICLE IV
                                  ----------
                                   Occupancy
                                   ---------
    4.1 Quiet Enjoyment. Upon payment of the rent as required under this Lease
        ---------------
and performance by Tenant of all of the covenants and provisions of this lease to be performed by Tenant, Tenant shall have during the Lease Term peaceful and quiet use and possession of the Leased Premises without hindrance on the part of Landlord or others holding through or under the Landlord.

    4.2 Use of Premises. Tenant may use the Leased Premises only for the
        ---------------
purpose of product research and development, warehousing, distribution, light manufacturing and office use.

    4.3 Compliance with Law. Tenant shall at all times during the Term, at its
        -------------------
own expense, conform to and comply with all laws, regulations, orders and other governmental requirements, or requirements of the Board of Fire Underwriters, now or hereunder in force, affecting Tenant's use or occupancy of all or any part of the Leased Premises. Landlord represents and warrants to Tenant that on the date of delivery of the Leased Premises to Tenant, the Leased Premises and the Building will be in compliance with all laws, ordinances, orders, rules, regulations of any governmental body having jurisdiction over the use, condition, and occupancy of the Leased Premises. Landlord has at all times in the past conducted its activities at the Building and the land and improvements shown on Consolidated Map of Property of Industrial Development Associates referred to in Section 1.1. hereof, and shall operate and perform all work of Landlord for the Building and the lot at which the Building is located, in accordance with all governmental requirements relating to Environmental Matters. Landlord shall indemnify Tenant from all claims and liability of any kind caused by Landlord with respect to any violation of any governmental requirement regarding construction and operation of the Building or the land and improvements shown on Consolidated Map of Property of Industrial Development Associates referred to in Section 1.1 hereof relating to Environmental Matters. Landlord also agrees to indemnify Tenant from all claims and liabilities of any kind with respect to any violation of any governmental requirements relating to Environmental Matters by any prior owner of lessee of the land and improvements shown on the Consolidated Map of Property of Industrial Development Associates refereed to in Section 1.1 hereof, if such violation occurred prior to the date hereof and is known to Landlord.

    Tenant shall operate and maintain the Leased Premises in accordance with all governmental requirements relating to Environmental Matters. Tenant shall indemnify Landlord from all claims and liability of any kind caused by Tenant with respect to any violation of any governmental requirement regarding occupancy and operation of the Leased Premises relating to Environmental Matters.

    "Environmental Matters" shall mean all governmental requirements governing the discharge, release, emission, or disposal of any hazardous substance, and prescribing methods for or other limitations on sorting, handling, or otherwise managing hazardous substances including, but not limited to, the then current versions of the following federal statutes, their state analogs, and the regulations implementing them: the Resource Conservation and Recovery Act (42 U.S.C. SS6901, et.seq.); the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. SS9601, et.seq.); the Clean Water Act (33 U.S.C. SS1251, et.seq.); the Clean Air Act (42 U.S.C. SS7401, et.seq.) and the Toxic substances Control Act (15 U.S.C. SS2601, et.seq.).

     4.4. Restrictive Covenants. At all times during the Term, Tenant shall
          ----------------------
comply with, perform, and be bound by, all the terms, provisions, conditions, restrictions, and covenants imposed on "Occupants/Tenants" set forth in the covenants with respect to the Leased Premises as set forth on attached Exhibit "D" entitled "Restrictive Covenants." The Landlord, having caused the Building and other improvements on the Leased Premises to be constructed, acknowledges that the Leased Premises comply with the said Restrictive Covenants and that the Tenant's intended use of the Leased Premises (product research and development, warehousing, distribution, light manufacturing and office use) is not a violation thereof.

                                   ARTICLE V
                                   ---------
                                   Transfers
                                   ---------

     5.1 Assigning and Subletting. Tenant shall not have the right to sublet the
         -------------------------
Leased Premises, or any portion thereof, or to assign Tenant's interest in this Lease, or any portion thereof, without the prior consent of Landlord, which consent shall not be unreasonably withheld or delayed. For purposes of this
Section 5.1, consent shall be considered unreasonably withheld when Landlord rejects a proposed sublessee whose intended use of the Leased Premises is not inconsistent with a use described in Section 4.2 and who is financially responsible in terms of being able to pay its debts when they become due in the usual course of business. For purposes of this Section 5.1, consent shall be considered unreasonably delayed when Landlord does not respond to Tenant's proposed assignment or sublease within ten (10) days, if Tenant so specifies that required response time in Tenant's inquiry notice. Subletting or assignment shall not relieve Tenant of its obligations to Landlord under this Lease. In the event that the amount of the rent to be paid to the Tenant by any assignee or sublessee is greater than the rent required to be paid by the Tenant to the Landlord pursuant to this Lease, Tenant shall pay to Landlord any such excess as is received by Tenant from such assignee or sublessee. Tenant shall not have the right to sublet the Leased Premises at a rental rate less than the rate stated in this Lease.

     5.2 Assignments to Tenant's Lenders. Notwithstanding the foregoing
     ------------------------------------
provisions of Section 5.1, Landlord acknowledges that Tenant shall be permitted, without Landlord's consent, to assign its interest in the Lease and the Leased Premises in favor of a national banking association as collateral in connection with funds loaned to Tenant for Tenant's work and/or establishment and operation of its business in the Leased Premises.

                                  ARTICLE VI
                                  ----------

                                    Parking
                                    -------

     6.1 Parking. Subject to the rules, regulations, and conditions set forth on
         ---------
Exhibit D, Rider #3, Tenant shall be entitled to the use of automobile parking areas, driveways, access roads, footways, and loading facilities as shown on the site plan attached as Exhibit "E".

                                    ARTICLE VII
                                    -----------

                             Maintenance and Alterations
                             ---------------------------

     7.1 Maintenance and Repair. Tenant at its sole cost and expense, and
         -----------------------
except as provided below, shall perform all maintenance of an ordinary and recurring nature necessary to maintain and keep in an orderly condition and in a good state of repair the interior of the Leased Premises from ceiling to floor, including, but not by way of limitation, all non-capital repairs to interior walls, windows, plumbing and sewerage facilities, air-conditioning system, heating system, electrical facility and equipment, exterior lighting on the building, and all other fixtures, equipment and appliances of every nature between the ceiling and the floor on the interior of the Building, reasonable use and wear and fire and other casualty excepted. Landlord shall assign to Tenant during the Term all warranties applicable to the heating, ventilating and air-conditioning systems and equipment serving the Leased Premises to the extent of the Tenant's interest therein during the Term. The cost of maintenance and repairs shall include all costs allocable to such maintenance and repair in accordance with generally accepted accounting principals and the terms hereof. Landlord shall maintain in good and presentable repair and condition the roof, structural parts of the Building, and all parts of the Building not to be maintained by Tenant as provided above, and cause to be maintained the Common Areas of the Industrial Center of which the Leased Premises are a part as referred to in Section 7.2 of this Lease. Tenant may repair and credit upon rent any repairs to the Leased Premises which are a responsibility of the Landlord which have not been made within thirty (30) days after written notice by the Tenant to the Landlord calling attention to the need for such repairs, or within twenty-four (24) hours after actual notice to the Landlord by the Tenant in the event of an emergency. Except as expressly provided in this Lease, Landlord shall not be called upon or obligated to make or pay any repairs, replacements, restorations, improvements, alterations or additions whatsoever in or about the Leased Premises.

     7.2 Common Area Maintenance. For the purpose of this Lease and in
         ------------------------
particular of this Section thereof, the term "common area maintenance" shall be deemed to refer to that maintenance which may be provided by the Landlord, to Carolina Central Industrial Center under the terms of the recorded Restrictive Covenants referred to in Section 4.4 hereof and, in particular as set forth in paragraph 26 of said recorded Restrictive Covenants, as well a such maintenance rights of enforcement and powers as may be assigned by the Landlord herein (referred to in the said restrictive Covenants as the "Declarant") to an entity formed pursuant to paragraph 27 by a majority of the Lots covered thereby, it being understood that the term "common area" as herein used does not imply that there is real property owned within said Carolina Central Industrial Center as a common area.

     During the free rent period, and for each year during the Term and all renewal periods, Tenant shall pay monthly as additional rent upon receipt of a bill therefor from Landlord, a common area maintenance charge representing Tenant's proportionate share of the cost to Landlord of operating, maintaining, repairing and replacing the roads and parking areas, street lighting and exterior grounds in and around Carolina Central Industrial Center of which the Leased Premises are a part. Such charge shall be for repair of the parking areas and for keeping them clear of snow, debris and other rubbish, and for maintenance of all exterior grounds, grass, landscaping and related areas. Tenant's proportionate share shall be the amount determined by multiplying the total annual expense to the Landlord for so maintaining the parking areas and exterior grounds by a fraction, the numerator of which is 36,427
                                                              ------
representing the number of square feet of
floor area of the Leased Premises, and the denominator of which shall be the floor area of the other buildings in the Industrial Park (i.e., 239,569 square
                                                                -------
feet) of which the Leased Premises are a part. Tenant's proportionate share of the common area charges presently is 15.21%.
                                     ------

     7.3 Alterations by Tenant. Tenant, without the prior written consent
         ----------------------
of Landlord, which consent shall not be unreasonably withheld or delayed after submission of plans for such, shall not make any interior alterations, structural alterations, changes to the exterior appearance of the Leased Premises, additions or other improvements to the Leased Premises, except for maintenance and repair required of Tenant.

                                 ARTICLE VIII
                                 ------------

                         Surrender of Leased Premises
                         ----------------------------

      8.1 Surrender. Upon the end of the Term or any earlier termination of
          ----------
this Lease, Tenant shall surrender to Landlord the Leased Premises, including (except as otherwise provided in Section 8.2 below) all alterations, improvements and other additions, in good order and repair, reasonable wear and tear and damage by fire or other casualty excepted.

     8.2 Tenant Equipment Excepted. Tenant shall be entitled to (or, at
         --------------------------
Landlord's request, must) remove from the Leased Premises Tenant's office, trade and manufacturing fixtures, furniture, equipment and signs which Tenant has installed on the Leased Premises prior to or during the Term at the cost of Tenant and which are not an integral part or necessary to the operation of the Leased Premises as are plumbing, heating ventilation, air-conditioning, and other similar equipment. Tenant shall at its own cost and expense repair any and all damage to the Leased Premises resulting from or caused by such removal, and shall restore the Leased Premises to good order and condition, reasonable wear and tear excepted. Tenant shall have thirty (30) days after termination of this Lease as provided herein to effect such removal, repair and restoration.

                                  ARTICLE IX
                                  ----------

                               Mechanic's Liens
                               ----------------

     9.1 Mechanic's Liens. Prior to approving any construction on the Leased
         -----------------
Premises by Tenant, Landlord shall have the right to require Tenant, or Tenant's contractor for such construction, to furnish a bond in an amount equal to the estimated cost of such construction with corporate surety approved by Landlord for (a) completion of such construction and (b) indemnifying Landlord and Tenant, as their interests may appear, against liens for labor and materials, which bond shall be furnished before any work is begun or any materials delivered. Landlord shall also have the right at any time before, during or after such construction to require Tenant to furnish such other assurances against mechanics' liens as may be reasonable including, but not limited to, releases of liens signed by all contractors, subcontractors, and suppliers, and affidavits executed by Tenant and by Tenant's contractor or architect that all labor and material theretofore furnished have been paid in full and provide a bond in order to obtain release of any lien filed against the Building.

                                 ARTICLE X
                                 ---------

                          Insurance and Indemnity
                          -----------------------

     10.1 Casualty Insurance. Beginning on the commencement of the Term hereof
          -------------------
of this Lease and continuing during the entire Term, Landlord, at its expense, shall keep the Building on the Leased Premises insured against loss or damage by fire, vandalism and other casualty to the extent now or hereafter covered under standard extended coverage. Such insurance shall be in the amount of the full replacement value of the Building (including leasehold improvements) as the same may increase from time to time. Landlord shall furnish Tenant with a copy of such policy or with a certificate of the insurer that the same is in effect. The Tenant shall pay Landlord as additional rent upon receipt of a bill therefor from Landlord the annual premium for such insurance coverage. Such payment by Tenant shall be based on a square foot proportional basis as to the total area of any building of which the Leased Premises are a part.

     Tenant shall at all times during the Term maintain at its own cost and expense such casualty insurance against loss, damage, or destruction to all signs, trade fixtures, improvements, equipment, furniture and other installations and property installed by Tenant on the Leased Premises, and shall, upon Landlord's request, provide Landlord with certificates of insurance evidencing that such policies are in force or copies of such policies.

     Both Landlord and Tenant hereby agree to procure and maintain such property and business interruption insurance as they deem appropriate for protecting their respective interests.

     10.2 Indemnity. At all times after Tenant takes possession of the Leased
          ----------
Premises and for any period that Tenant enters the Leased Premises prior to the Commencement Date to make its installations, Tenant shall protect, indemnify, and save the Landlord harmless of, from and against any and all liabilities, damages, costs expenses, fees, demands, or claims of any nature whatsoever arising from (a) any work or thing done in or about the Leased Premises, and the improvements now or hereafter constructed thereon, or any part thereof, by Tenant or its agents or employees or independent contractors hired by Tenant,
(b) injury to or death of persons or damage to property on the Leased Premises or the improvements now or hereafter constructed thereon, and (c) any negligent act or omission on the part of the Tenant, or its employees or invitees or independent contractors arising out of the occupancy or use of the Leased Premises and the improvements now or hereafter constructed thereon, except that Tenant shall not be required to save and hold Landlord harmless or to indemnify Landlord if the injury or loss is due to a willful or negligent act or omission of the Landlord or its agents or employees.

     10.3 Public Liability Insurance. During all periods of construction or
          ---------------------------
reconstruction work performed by Tenant on the Leased Premises, Tenant, at its own expense, shall keep in force, by advance payments of premiums, workmen's compensation and builder's risk insurance reasonably acceptable to Landlord.

     Beginning on the date of commencement of Tenant's entry upon the Leased Premises and continuing during the entire Term, Tenant, at Tenant's expense, shall keep in force, by advance payments of premiums, public liability insurance in an amount of not less than Two Million Dollars ($2,000,000.00), this being a single limit policy for one or more claims thereunder because of any one occurrence for personal injury or death and for damage to property, insuring against any liability that may accrue on account of any occurrences in or about the Leased Premises or in consequence of Tenant's occupancy of the Leased Premises. Such insurance shall protect and indemnify not only against any and all such liability, but also against all loss, expense and damage of any and every sort and kind, including costs of investigation and attorney's fees and other costs of defense. All such insurance shall be with insurers approved by Landlord (which approval shall not be unreasonably withheld or delayed), and all policies shall name Landlord and Tenant as beneficiaries as their respective interests may appear. All policies required pursuant to
Article X shall provide that, notwithstanding any act or negligence of Tenant which might otherwise result in a forfeiture, such policies shall not be canceled without at least ten (10) days' prior written notice to each insured. Tenant shall furnish Landlord with a copy of all such polices or a certificate that such policies are in effect.

     10.4 Waiver of Subrogation. Landlord and Tenant each waive and release
          ----------------------
any and all rights to recover against the other or against the officers, directors, shareholders, partners, employees or agents of the other party for any loss or damage to such waiving party arising from any cause covered by any insurance required to be carried by such party pursuant to this article or by any other insurance actually carried by such party to the extent that such loss or damage is covered by valid and collectable insurance in effect at the time of such loss or damage. Landlord and Tenant shall each have included in all policies or fire, extended coverage, business interruption and other casualty insurance respectively obtained by them covering the Leased Premises, the Building and contents therein, a waiver by the insurer of all rights of subrogation or otherwise against the other party hereto in connection with any loss or damage thereby insured against. Any additional premium for such waiver shall be paid by the primary insured.

                                  ARTICLE XI
                                  ----------

                                Eminent Domain
                                --------------

     11.1 Total Taking. If the entire Leased Premises be taken under the power
          -------------
of eminent domain or purchased by a governmental entity in lieu thereof (herein together called "Eminent Domain"), this Lease shall terminate as of the date possession is taken.

     11.2 Partial Taking. If any portion of the Leased Premises shall be taken
          ---------------
under the power of Eminent Domain, and the portion not so taken would not, in the reasonable judgment of Tenant, be adequate for the continued operation of Tenant's business, either unrestored or restored, notice of which judgment shall be communicated in writing to Landlord stating the reasons therefor within sixty
(60) days following the date on which Tenant receives notice of the condemning authority's intention to take such property as hereinafter set forth, or if Landlord deems such restoration to be impractical, this Lease shall be deemed to have terminated as of the date of the taking of possession by the condemnor. If this Lease is not terminated pursuant to this Section 11.2, Landlord, immediately following the taking, to the extent of condemnation proceeds made available to Landlord, shall proceed to restore such part of the Leased Premises as is not taken to or near the former condition of the original Leased Premises, less all signs, trade fixtures, improvements, furniture, and other installations and property installed by Tenant, as the circumstances will permit. During the period of such restoration and thereafter rent shall be abated in a just and proportionate amount.

     11.3 Damages. All damages awarded for any such taking under the power of
          --------
Eminent Domain shall be paid to the Landlord, except for damages awarded for Tenant's fixtures and equipment used in operation of the Leased Premises and its reasonable relocation expenses.

     11.4 Rent. If this Lease is terminated as provided in this Article XI, all
          -----
rent shall be paid up to the date that possession is taken by the condemning authority, and Landlord shall make a proportional refund to Tenant of any rent or other amounts paid by Tenant which are applicable to any period after that date and not yet earned.

                                  ARTICLE XII
                                  -----------

                            Damage and Destruction
                            ----------------------

      12.1 Restoration of Damaged or Destroyed Leased Premises. In the event
           ----------------------------------------------------
that the Building on the Leased Premises shall be damaged by fire or other casualty covered by extended coverage insurance during the term of this Lease, the Tenant shall give immediate notice thereof in writing to the Landlord. If the Building is not damaged to such an extent as to render it practicably untenable rental payments shall proportionately abate during such interruption of its use as may be caused by such casualty. In the event of such casualty the Landlord shall, upon such notice thereof, proceed to cause such damages to be repaired, and such repairs shall be pursued with due and reasonable diligence and be completed within a reasonable time, subject to any delays resulting from any force majeure.
    -------------

     If the damage to the Building by such casualty shall render it practicably untenable, rental payments shall abate from the date of the casualty damage until such time as the Building shall have been rendered tenable, and Landlord shall promptly cause an evaluation of such damage to be made and, within thirty days of its receipt of notice of such casualty, shall determine if it: (a) is unwilling to proceed to restore said premises, in which case it will give written notice of such determination within such thirty day period to the Tenant, and the Lease shall thereupon be terminated and rental payments thereunder shall cease (or be refunded) as of the date of the casualty; or (b) is willing to proceed to restore same, which notice shall be given to the Tenant in writing within such thirty day period and shall contain an estimate of the time required to render the Building tenable once more. If the estimated time required for completion shall exceed sixty (60) days from the time of commencement thereof, or if less than six months remain in the Term of the Lease as of the date of the casualty, with rental and other payments hereunder to cease or be refunded as of the date of the casualty, the Tenant shall have the option to terminate the Lease as of the date of the casualty, such option to be exercised or affirmatively waived in writing within 15 days after Tenant's receipt of notice of the estimated time required to render the Building tenantable, with restoration to commence within ten days of receipt by the Landlord of written notice by the Tenant of its election hereunder. Should restoration of the Building be commenced pursuant to (b) of this paragraph, the Landlord shall cause such repairs to be pursued with due and reasonable diligence and to be completed within the estimated time, subject to any delays resulting from any force majeure.
                   -------------

                                 ARTICLE XIII
                                 ------------

                               Default by Tenant
                               -----------------

     13.1 Tenant's Default. If Tenant (a) shall fail to pay any rent or other
          -----------------
sum of money due hereunder within ten (10) days after receipt or receipt of refusal by the Landlord of notice of such failure or if Tenant shall fail to pay any rent or other sum of money due hereunder within five days after the same shall be due (provided however that the Landlord agrees to give written notice to Tenant of any such failure of payment and such failure will not constitute an event of default unless Tenant fails to make such payment on or before the tenth day from and after receipt or refusal of such notice, and provided further that such notice and grace period shall be required to be provided by the Landlord and shall be accorded the Tenant, if necessary, only twice during any consecutive twelve month period of the term, with an event of default to be deemed to have immediately occurred upon the third failure to make a timely payment as aforesaid within any consecutive twelve month period of the term) or
(b) shall fail to perform any other terms, conditions, or covenants of this Lease to be observed or performed by Tenant for more than thirty (30) days after written notice of such default shall have been mailed to Tenant, unless such default is of a nature that it cannot practically be cured within such thirty
(30) day period and Tenant is proceeding with due diligence to cure stich default, or (c) shall abandon the Leased Premises, then at Landlord's option and without limiting Landlord in the exercise of any other right or remedy Landlord may have in law or equity on account of such default, and without any further demand or notice, Landlord may

          (i) Re-enter the Leased Premises take possession of all Improvements, additions, alterations, equipment and fixtures thereon, eject all parties in possession thereof therefrom, and, without terminating this Lease, at any time and from time to time relet the Leased Premises or any part or parts thereof for the account of Tenant or otherwise, receive and collect the rents therefor, applying the rents first to the payment of such reasonable expenses as Landlord may have paid, assumed or incurred in recovering possession of the Leased Premises, including costs, expenses and reasonable attorney's fees, and for placing the Leased Premises in good order and condition or preparing or altering the same for reletting and all other expenses, commissions and charges paid, assumed or incurred by Landlord in or in connection with reletting the Leased Premises, and then to the fulfillment of the covenants of Tenant. Any such reletting may be for the remainder of the Term of this Lease or for a longer or shorter period. Landlord may execute any lease made pursuant to the terms hereof either in Landlord's name or in the name of Tenant, as Landlord may see fit, and the subtenant therein shall be under no obligation whatsoever for the application by Landlord of any rent collected by Landlord from such subtenant to any and all sums, due and owing or which may become due and owing under the provisions of this Lease. Tenant shall not have any right or authority to collect any rent from subtenant. In any case and whether or not the Leased Premises or any part thereof be relet, Tenant shall pay to Landlord all sums required to be paid by Tenant up to the time of re-entry by Landlord. Thereafter Tenant, if required by Landlord, shall pay to Landlord until the end of the Term of this Lease the equivalent of the amount of all rent and other charges required to be paid by Tenant under the terms of this Lease, less the proceeds of such reletting during the Term of this Lease, if any, after payment of the expenses of Landlord. Such rent shall be due and payable on the several rent days herein specified, and Landlord need not wait until the termination of this Lease to recover any rent by legal action or otherwise. Re-entry by Landlord shall not constitute an election to terminate this Lease unless Landlord gives Tenant notice of Landlord's election to terminate.

          (ii) Declare this Lease at an end, re-enter the Leased Premises eject all parties in possession thereof therefrom and repossess and enjoy the Leased Premises together with all Improvements thereto, and Landlord shall thereupon be entitled to recover from Tenant any rent due from Tenant to Landlord as of the date of such re-entry and, subject to the Landlord's duty to mitigate damages, the amount of rent and charges equivalent to rent reserved in this Lease for the balance of the Term. For the purpose of this subparagraph (ii) all Impositions and contributions to expenses and other items paid by Tenant shall be projected over the term of the Lease at an average increase of such items as may have occurred since the date of this Lease to the date of default.

     13.2 Remedies Not Exclusive; No Waiver. The remedies of Landlord set forth
          ----------------------------------
in this Lease are cumulative and are in addition to and not exclusive of any other remedy of Landlord herein given or which may be permitted by law, and if any breach or threatened breach by Tenant of this Lease occurs, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed by law or in equity or by statute or otherwise in addition to rights set forth in this Lease. Tenant shall permit any re-entry as provided for in this Article without hindrance to Landlord, and Landlord shall not be liable in damages or guilty of trespass because of such re-entry. The failure of Landlord to insist, in any one or more instances, upon a strict performance of any of the covenants of this Lease or to exercise any option contained herein, shall not be construed as a waiver or a relinquishment for the future as to such covenant or option. A receipt by Landlord of rent with knowledge of the breach of any covenants of this Lease shall not be deemed a waiver of such breach. No waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord.

     13.3 Cure by Landlord. Section Intentionally deleted.
          -----------------

     13.4 Cure by Tenant. Section Intentionally deleted.
          ---------------

                                  ARTICLE XIV
                                  -----------

                                  Bankruptcy
                                  ----------
     14.1 Effect of Bankruptcy or Other Proceedings. If at any time any
          ------------------------------------------
bankruptcy or any reorganization proceeding is instituted by or against Tenant either in the State or Federal Courts, or if a receiver is appointed under the Bankruptcy Act, for its business or property on or in the Leased Premises, or if the Tenant should suffer the taking of this lease by execution or by foreclosure of any lien against its leasehold interest, or if Tenant shall make an assignment for the benefit of creditors or voluntarily or involuntarily take advantage of any debtor relief proceedings under present or future law, Landlord, in addition to any other remedies provided it in the event of Tenant's default as set forth in this Lease or under any applicable law, shall have the option, to be exercised by written notice given to Tenant, to declare this

Lease terminated at any time after the expiration of twenty (20) days following the commencement of such proceeding or the execution or attempted execution or foreclosure or attempted foreclosure upon its leasehold interest, unless the proceeding is dismissed or the judgment or lien pursuant to which execution or foreclosure was made or attempted is paid and unless all payments of rent and other payments required by this Lease to be made by Tenant to Landlord are paid promptly during such period of twenty (20) days. Landlord shall under no circumstances be required to permit a receiver or any person claiming through or under Tenant to retain possession of the Leased Premises. Landlord need not lease the Leased Premises to such receiver or person, and Landlord shall be entitled to immediate possession of the Leased Premises. Any repossession or termination hereunder shall not operate in any way to prejudice or affect the right of Landlord for recovery of rent or other charges theretofore accrued, thereafter accruing or any damages, nor shall any such termination or repossession ever be construed as a waiver of or an election not to claim future damages on account of such breach, but all such damages including all future rentals shall be fully recoverable by the Landlord.

                                  ARTICLE XV
                                  ----------

                                 Miscellaneous
                                 -------------

     15.1 Recording. Tenant shall not record this lease without the written
          ----------
consent of the Landlord, however upon the request of either party the other shall join in the execution of a memorandum or "short form" lease for the purpose of recordation, describing the parties, premises, and the term hereof and incorporating this lease by reference therein.

     15.2 Subordination, Non-disturbance and Attornment Agreement. This Lease
          --------------------------------------------------------
shall be subject to and subordinate at all times to the lien of any mortgages or deeds of trust now or hereafter made by the Landlord on the Leased Premises, and to all advances made or hereafter to be made thereunder. Although this subordination provision shall be self-operative and no further instrument of subordination shall be required, Tenant will, nevertheless, upon request of the Landlord, enter into a subordination, non disturbance and attornment agreement with reference to any present or future lender whose loan is secured by a deed of trust secured in whole or in part upon all or a portion of the Leased Premises, providing in terms reasonably and customarily required by said lender and deemed appropriate by its legal counsel for such purposes, for the subordination of this lease to said deed of trust and any modifications or extensions thereof, with the Tenant's use, possession or enjoyment of the premises hereunder to be assured so long as there is no default hereunder, with the Tenant agreeing to attorn to any transfer of the Landlord's title in said premises by reason of foreclosure or other proceedings instituted in connection with the deed of trust, including the Lender if it be the purchaser.

     15.3 Estoppel Certificates. Each party agrees at reasonable intervals and
          ----------------------
from time to time upon not less than ten (10) days' prior written notice by the other to execute, acknowledge and deliver a statement in writing certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications), (ii) the dates to which the rent and other charges have been paid in advance, if any, and (iii) stating whether or not to the best knowledge of the signer of such certificate the signing party is in default in performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which the signer may have knowledge. Each party acknowledges that any such statement delivered under this Lease may be relied upon by third parties not a party to this Lease.

     15.4 Right to Enter. Landlord and its agents shall have the right to enter
          ---------------
the Leased Premises at reasonable hours upon twenty-four hours notice to Tenant, and at any time without notice if any emergency exists, to examine the Leased Premises, or to make such repairs and alterations as shall be reasonably necessary for the safety and preservation of the Leased Premises, or during the last three (3) months of the Term to show both the interior and exterior of the Leased Premises to prospective tenants or purchasers and to place "For Rent" or "For Sale" signs thereon.

     15.5 Laws of North Carolina. This Lease shall be construed and applied in
          -----------------------
accordance with the laws of the State of North Carolina.

     15.6 Severability. Any provision or provisions of this Lease which shall
          -------------
prove to be invalid, void, or illegal shall in no way affect or impair or invalidate any other provisions, and the remaining provisions shall remain in full force and effect.

     15.7 Headings. The headings of the various Articles and Sections of this
          ---------
Lease are inserted for reference only and shall not to any extent have the effect of modifying, amending or changing the express terms and provisions of this Lease.

     15.8 Notices. Any notice or other communication required or permitted
          --------
hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, or by overnight courier, postage or other charges prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, seven (7) days after the date of deposit in the United States mail, or, if sent by overnight courier, the day after delivery to the overnight courier, at the addresses set forth in the first paragraph of this Lease or so mailed or delivered to the Tenant or a responsible employee thereof at the address at the address of the Leased Premises, with a copy sent as follows if to the Tenant:

                          Ms. Janet Minnis
                          Alphabet, Inc. - MCR Division
                          1400 Dogwood Way
                          Mebane, NC 27302

Any party may, by notice given in accordance with this Section to the other party, designated other addresses or persons for receipt of notices hereunder.

     15.9    Force Majeure. In no event shall Landlord be liable for, nor shall
             --------------
Tenant have the right to terminate this Lease for delays in the prosecution of Landlord's share of construction beyond Landlord's control ("Force Majeure"),
                                                            ---------------
including (but not limited to) delays caused directly or indirectly by strikes, lockouts, the unavailability of labor or materials, Acts of God, acts of any Federal, State, or Local governmental agency or authority, war, insurrection, rebellion, riot, civil disorder, fire, explosion, windstorm, hail, snow, extreme cold, rain, flood, damage from aircraft, vehicles, or smoke, or by any other casualty of a substantial enough nature to cause delay.

     15.10 Successors. This Lease shall be binding upon and insure to the
           -----------
benefit, as the case may require, of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     15.11 Subordination. This Lease shall be subject to and subordinate at all
           --------------
times to the Restrictive Covenants covering Carolina Central Industrial Center recorded in Book 716 at page 613, Alamance County Registry, which are attached hereto, and the Tenant agrees that it will not by any act or omission on its part, cause the same to be violated as more particularly set forth in Section
4.4. hereof.

     This Lease shall be further subject to and subordinate at all times to the lien of any mortgage, mortgages or deeds of trust now or hereafter made by Landlord on the Leased Premises and to all advances made or hereafter to be made thereunder. This subordination provision is self-operative and shall be applicable during the period prior to the execution of the agreement provided for by paragraph 15.2, and shall further be operative and applicable if the agreement referred to in paragraph 15.2 is for any reason never executed, the Landlord agreeing that it will make all reasonable efforts to procure the execution of that agreement so referred to in Section 15.2. In addition to the foregoing provisions and notwithstanding any non-execution of the agreement provided for in paragraph 15.2, the Tenant will, during the continuance of its occupancy hereunder, nevertheless execute and deliver such further instruments confirming such subordination or status of this Lease as may be required by the Landlord for financing or refinancing the Leased Premises.

     15.12 Assignment of Landlord's Interest. If Landlord should ever assign
           ----------------------------------
this Lease or the rents hereunder to a creditor as security for a debt, Tenant shall, after notice of such assignment and upon demand by Landlord or the assignee, pay all sums thereafter becoming due Landlord hereunder to the assignee and give all notices required to be given Landlord hereunder both to Landlord and the assignee.

     15.13 Transfer by Landlord. If Landlord sells, leases or in any manner
           ---------------------
transfers title to the Leased Premises, including foreclosure sale by judicial proceeding or otherwise, the Landlord shall be relieved of all covenants and obligations arising hereunder, provided the Landlord is not then in default hereunder and that such transferee shall agree to assume all covenants and obligations of the Landlord hereunder. Tenant agrees that it will attorn to such transferee, provided such transferee has assumed Landlord's covenants and obligations hereunder, and Tenant shall continue to perform all of the terms, covenants, and conditions and obligations of this Lease.

     15.14 Limitation of Execution against Landlord. If Tenant obtains a money
           -----------------------------------------
judgment against Landlord, any of its partners or its successors or assigns under any provision of, or with respect to this Lease or on account of any matter, condition or circumstance arising out of the relationship of the parties under this Lease, or of Tenant's occupancy of the Property, Tenant shall be entitled to have execution upon such judgment only upon Landlord's estate in the Leased Premises, and not out of any other assets of Landlord, any of its partners, or its successors or assigns; and Landlord shall be entitled to have any such judgment so qualified as to constitute a lien only on the fee simple estate subject to any liens antedating any such judgment except that this limitation shall not apply to the extent that any such judgment against Landlord is covered by insurance. Nothwithstanding the foregoing, in the event Tenant obtains a money judgment against Landlord, any of its partners, successors or assigns by reason of any breach of Landlord's representation regarding Environmental Matters in Section 4.3 hereof or the indemnification obligations of Landlord contained therein, Tenant shall be entitled to satisfy such judgment and recover from the party or parties against which the judgment is entered up to the greater of (i) the value of Landlord's estate in the Leased Premises, or
(ii) $100,000.

     15.15 Time of Essence. Time is of the essence in this Lease.
           ----------------


IN WITNESS WHEREOF, the parties have executed two identical counterpart originals of this instrument, the Landlord retaining one thereof, and the Tenant retaining the other, the day and year first above written.


WITNESS:                       LANDLORD: Industrial Development Associates


                               By: /s/ David G. Rhodes, Pres.
-----------------------            ---------------------------
                                   Heritage Properties, Inc.
                                   Authorized Agent


WITNESS:                       TENANT: Stoneridge, Alphabet Division


/s/ Nancy A. Termine           By: /s/ David L. Thomas
-----------------------            ---------------------------

STATE OF MARYLAND
COUNTY OF Baltimore
          ---------

     I, Pamela S. Rurka, a Notary Public of said County and State, do hereby certify that David G. Rhodes personally came before me this day and acknowledged
             ---------------
that he is the President of Heritage Properties, Inc., agent for Industrial
               ---------    -------------------------  ---------
Development Associates, a Maryland limited partnership, and that, by authority duly given and as the act of said corporation as agent for said limited partnership acting in its behalf, the foregoing instrument was signed in the n e of Heritage Properties, Inc., as agent by its president. Witness my hand and official seal this 5th day of February, 1998.
                   ---        --------------


                                    /s/ Pamela S. Rurka

                                    Notary Public

My Commission Expires: 8/1/98


STATE OF
         ---------------
COUNTY OF
         ---------------
           I,          , a Notary Public of said County, do hereby certify that
             ----------
             personally came before me, this day and acknowledged that he is
------------
manager of Stoneridge, Alphabet Division, the company, and that, by authority
           -----------------------------
duly given and as the act of said company the foregoing instrument was signed in the name of Stoneridge, Alphabet Division, by a manager. Witness my hand and
            -----------------------------
official seal, this     day of         ,     .
                    ---        --------  ----


                                    Notary Public

My Commission Expires:

                            Schedule of Exhibits to
                Lease between Industrial Development Associates
                                      and
                         Stoneridge, Alphabet Division

Exhibit A Description of Leased Premises
        B Landlord's Plans
        C Tenant's Plans
        D Restrictive Covenants
        H Site Plan
        F Rider